                                                                    EXHIBIT 99.4


DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.





/s/ EDDIE J. PUSTIZZI
 ----------------------
Eddie J. Pustizzi
Director, Accounting

DEBTOR: CAPE MAY LIGHT, L.L.C.                      CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2003
                                       AND
                            FOR THE MONTH THEN ENDED





                                    CONTENTS


Attachment 1               Summary of Bank and Investment Accounts

Attachment 2               Schedule of Receipts and Disbursements

Attachment 3               Bank and Investment Account Statements

Attachment 4               Income Statement

Attachment 5               Balance Sheet

Attachment 6               Summary of Due To/Due From Intercompany Accounts

Attachment 7               Accounts Receivable Aging

Attachment 8               Accounts Payable Detail

Attachment 9               Notes to January Monthly Operating Report

                                                                    Attachment 1

                                                                       Unaudited
                SUMMARY OF BANK,INVESTMENT & PETTY CASH ACCOUNTS
                             CAPE MAY LIGHT, L.L.C.
                            CASE NO: 01-10961 (JWV)
                           FOR MONTH OF JANUARY, 2003

Summary
Cape May Light, LLC



                                              Balances
                                   ----------------------------------     Receipts &           Bank
                                       Opening          Closing          Disbursements        Statements         Account
Account                            as of 01/01/03   as of 01/31/03       included             included           reconciled
-------                            --------------   --------------       --------             --------           ----------
American Classic Voyages Co.                   0.00             0.00     No -                 No -               No -
Bank of America                                                          Account              Account            Account
Account # - 0030 6982 7205                                               Closed               Closed             Closed

Cape May Light Escrow                          0.00             0.00     No -                 No -               No -
US Dept of Transportation                                                Account              Account            Account
Maritime Administration                                                  Closed               Closed             Closed

American Classic Voyages Co.                   0.00             0.00     No -                 No -               No -
Bank of America                                                          Account              Account            Account
Account # - 0041 6103 2379                                               Closed               Closed             Closed

Cape May Light                                 0.00             0.00     No -                 No - Not           No -
Petty Cash                                                               No Activity          A Bank             No Activity
                                                                                              Account


                                                                    Attachment 2

                            RECEIPTS & DISBURSEMENTS
                             CAPE MAY LIGHT, L.L.C.
                            CASE NO: 01-10961 (JWV)
                           FOR MONTH OF JANUARY, 2003

Summary
Cape May Light, LLC
Attach 2


   No Receipts Or Disbursements Due To No Bank Activity Or Investment Accounts

                                                                    Attachment 3

                  CONCENTRATION & INVESTMENT ACCOUNT STATEMENTS
                             CAPE MAY LIGHT, L.L.C.
                            CASE NO: 01-10961 (JWV)
                           FOR MONTH OF JANUARY, 2003

Summary
Cape May Light, LLC
Attach 3


          No Statements Due To No Concentration Or Investment Accounts

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:51:02
INCOMESTATEMENT - ATTACHMENT 4                        Page: 1
Current Period: JAN-03

currency USD
Company=31 (CAPE MAY LIGHT)


                                                    PTD-Actual
                                                    31-Jan-03
                                                  ---------------
Revenue
Gross Revenue                                              0.00
Allowances                                                 0.00
                                                      ---------
Net Revenue                                                0.00

Operating Expenses
Air                                                        0.00
Hotel                                                      0.00
Commissions                                                0.00
Onboard Expenses                                           0.00
Passenger Expenses                                         0.00
Vessel Expenses                                            0.00
Layup/Drydock Expense                                      0.00
Vessel Insurance                                      20,931.19
                                                      ---------
Total Operating Expenses                              20,931.19
                                                      ---------
Gross Profit                                         (20,931.19)

SG&A Expenses
Sales & Marketing                                          0.00
Start-Up Costs                                             0.00
                                                      ---------
Total SG&A Expenses                                        0.00
                                                      ---------
EBITDA                                               (20,931.19)

Depreciation                                               0.00
                                                      ---------
Operating Income                                     (20,931.19)

Other Expense/(Income)
Interest Income                                            0.00
Equity in Earnings for Sub                                 0.00
Reorganization expenses                                    0.00
                                                      ---------
Total Other Expense/(Income)                               0.00
                                                      ---------
Net Pretax Income/(Loss)                             (20,931.19)

Income Tax Expense                                         0.00
                                                      ---------
Net Income/(Loss)                                    (20,931.19)
                                                      =========

AMCV US SET OF BOOKS                                  Date: 12-FEB-03 15:58:53
BALANCE SHEET - ATTACHMENT 5                          Page: 1
Current Period: JAN-03

currency USD
Company=31 (CAPE MAY LIGHT)


                                      YTD-Actual           YTD-Actual
                                      31-Jan-03            22-Oct-01
                                     -------------        -------------
ASSETS

Cash and Equivalent                           0.00             29,003.54

Restricted Cash                               0.00            785,839.00

Accounts Receivable                           0.00             15,651.15

Inventories                                   0.00            750,424.74

Prepaid Expenses                              0.00             71,343.83

Other Current Assets                          0.00                  0.00
                                     -------------         -------------
Total Current Assets                          0.00          1,652,262.26


Fixed Assets                                  0.00         42,033,338.72

Accumulated Depreciation                      0.00           (550,825.00)
                                     -------------         -------------
Net Fixed Assets                              0.00         41,482,513.72


Net Goodwill                                  0.00                  0.00

Intercompany Due To/From            (12,575,439.08)       (12,278,102.19)

Net Deferred Financing Fees                   0.00          2,559,333.82

Net Investment in Subsidiaries                0.00                  0.00
                                     -------------         -------------
Total Other Assets                  (12,575,439.08)        (9,718,768.37)
                                     -------------         -------------
Total Assets                        (12,575,439.08)        33,416,007.61
                                     =============         =============

AMCV US SET OF BOOKS                                 Date: 12-FEB-03 15:58:53
BALANCE SHEET - ATTACHMENT 5                         Page: 2
Current Period: JAN-03

currency USD
Company=31 (CAPE MAY LIGHT)

                                         YTD-Actual           YTD-Actual
                                         31-Jan-03            22-Oct-01
                                        -------------        -------------
LIABILITIES

Accounts Payable                                 0.00            18,286.96

Accrued Liabilities                              0.00           454,710.16

Deposits                                         0.00                 0.00
                                        -------------        -------------
Total Current Liabilities                        0.00           472,997.12


Long Term Debt                                   0.00                 0.00

Other Long Term Liabilities                      0.00                 0.00
                                        -------------        -------------
Total Liabilities                                0.00           472,997.12


Liabilities Subject to Compromise       39,112,982.41        39,937,580.57


OWNER'S EQUITY

Common Stock                                     0.00                 0.00

Add'l Paid In Capital                            0.00                 0.00

Current Net Income (Loss)                  (20,931.19)       (2,857,115.19)

Retained Earnings                      (51,667,490.30)       (4,137,454.89)
                                        -------------        -------------
Total Owner's Equity                   (51,688,421.49)       (6,994,570.08)
                                        -------------        -------------
Total Liabilities & Equity             (12,575,439.08)       33,416,007.61
                                        =============        =============

Cape May Light, LLC                                              01-10961 (JWV)

                                  ATTACHMENT 6
                    SUMMARY LIST OF DUE TO/DUE FROM ACCOUNTS
                      FOR THE MONTH ENDED JANUARY 31, 2003

                                                            Beginning                                                  Ending
Affiliate Name                            Case Number        Balance                 Debits          Credits           Balance
--------------                            -----------        -------                 ------          -------           -------

American Classic Voyages Co.               01-10954          656,374.33                 --                 --           656,374.33
AMCV Cruise Operations, Inc.               01-10967       (8,127,233.11)                --                 --        (8,127,233.11)
The Delta Queen Steamboat Co.              01-10970        8,431,118.53                 --                 --         8,431,118.53
DQSB II, Inc.                              01-10974              (82.74)                --                 --               (82.74)
Great AQ Steamboat, L.L.C                  01-10960        1,640,241.44                 --                 --         1,640,241.44
Great Pacific NW Cruise Line, L.L.C        01-10977           (5,380.67)                --                 --            (5,380.67)
Great River Cruise Line, L.L.C             01-10963          (33,543.95)                --                 --           (33,543.95)
Great Ocean Cruise Line, L.L.C             01-10959           (1,844.01)                --                 --            (1,844.01)
Cruise America Travel, Incorporated        01-10966       (1,054,561.24)                --                 --        (1,054,561.24)
Delta Queen Coastal Voyages, L.L.C         01-10964          186,615.38                 --          20,931.19           165,684.19
Cape Cod Light, L.L.C                      01-10962           (8,675.31)                --                 --            (8,675.31)
Project America, Inc.                      N/A               (57,268.50)                --                 --           (57,268.50)
Oceanic Ship Co.                           N/A                13,839.73                 --                 --            13,839.73
Project America Ship II, Inc.              N/A               412,316.64                 --                 --           412,316.64
Ocean Development Co.                      01-10972      (14,604,239.22)                --                 --       (14,604,239.22)
Great Hawaiian Cruise Line, Inc.           01-10975           (8,411.75)                --                 --            (8,411.75)
Great Hawaiian Properties Corporation      01-10971            4,188.00                 --                 --             4,188.00
CAT II, Inc.                               01-10968            2,038.56                 --                 --             2,038.56
                                                         --------------               ----          ---------       --------------
                                                         (12,554,507.89)              0.00          20,931.19       (12,575,439.08)
                                                         ==============               ====          =========       ==============


                               Cape May Light, LLC
                                 01-10961 (JWV)




                            Accounts Receivable Aging
                             As of January 31, 2003







                                  Attachment 7


                                 Not Applicable

                               Cape May Light, LLC
                                 01-10961 (JWV)




                             Accounts Payable Detail
                             As of January 31, 2003







                                  Attachment 8


                                 Not Applicable

DEBTOR: CAPE MAY LIGHT, LLC                        CASE NUMBER: 01-10961 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF DECEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT




The information contained herein is unaudited.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.